Intangible Assets & Goodwill	6 Months Ended
Jun. 30, 2024
Intangible Assets & Goodwill
Intangible Assets & Goodwill

Note 4 – Intangible Assets & Goodwill

(DKK million)	Gross Carrying Value	Accumulated Amortization	Impairment	Intangible Assets, Net

June 30, 2024
Amortizable Intangible Assets:
Licenses & Patents	912	(817)	(64)	31
Technology Platform	1,261	(9)	-	1,252
	2,173	(826)	(64)	1,283
Non-amortized Intangible Assets:
Acquired IPR&D Rights	10,728	-	-	10,728

Total Intangible Assets	12,901	(826)	(64)	12,011

December 31, 2023

Amortizable Intangible Assets:
Licenses & Patents	901	(800)	-	101

Total Intangible Assets	901	(800)	-	101

Intangible Assets

The increase in the gross carrying value of intangible assets during the first six months of 2024 was primarily due to the addition of approximately DKK 10,728 million of IPR&D and DKK 1,261 million of a technology platform asset from the ProfoundBio acquisition. The technology platform asset is being amortized over its estimated useful life of 15 years. Refer to Note 2 for additional details.

Amortization expense was DKK 26 million and DKK 27 million for the first six months of 2024 and 2023, respectively, which was recorded in Research and development expenses in the Condensed Consolidated Statements of Comprehensive Income

Goodwill

The carrying amount of goodwill was DKK 2,518 million as of June 30, 2024 due to the acquisition of ProfoundBio (refer to Note 2). There was no goodwill balance as of December 31, 2023.